UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2017

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

320 Summer Street Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 31, 2017, LogMeIn, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of its acquisition, through its wholly-owned subsidiary LogMeIn, Kft., of all of the outstanding shares of Nanorep Technologies Ltd. (“Nanorep”), an Israeli company, from the shareholders of Nanorep pursuant to a Stock Purchase Agreement dated as of July 31, 2017. This amendment to the Initial 8-K is being filed by the Company for the purpose of including the financial information described in Item 9.01 below, which was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Nanorep, as of December 31, 2016 and for the year then ended, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited interim condensed consolidated financial statements of Nanorep, as of June 30, 2017 and for the six months ended June 30, 2017 and 2016, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma combined financial statements of the Company reflecting the acquisition of Nanorep are filed as Exhibit 99.3 and are incorporated herein by reference:

i.	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2017;

ii.	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2016; and

iii.	Unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 2017.

(d) Exhibits.

Listed and indexed below are all Exhibits filed as part of this report.

Exhibit No.	Description

23.1	Consent of Kesselman & Kesselman, Independent Accountants.

99.1	Audited financial statements of Nanorep as of December 31, 2016 and for the year then ended.

99.2	Unaudited interim condensed consolidated financial statements of Nanorep as of June 30, 2017 and for the six months ended June 30, 2017 and 2016.

99.3	Unaudited pro forma combined financial statements of the Company, reflecting the acquisition of Nanorep.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC

Date: October 10, 2017	By:	/s/ Michael J. Donahue
Michael J. Donahue
SVP, General Counsel & Secretary

4